SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K/A
                          (AMENDMENT NO. 1)


                            CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities and
                        Exchange Act of 1934





Date of Report (date of earliest event reported) January 31, 1996



                          RAYTECH CORPORATION



   DELAWARE                 1-9298                  06-1182033
(State or Other           (Commission           (I.R.S. Employer
Jurisdiction of           File No.)             Identification No.)
Incorporation)



One Corporate Drive, Shelton, Connecticut                06484
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code 203-925-8023

Item 7(a)  Financial Statements of Business Acquired

            Historical Financial Statements of Advanced
            Friction Materials Company (d/b/a AFM), AFM
            Management Company and the Land and Building at 44650 Merrill, Sterling Heights, Michigan
            ("Combined AFM")

            The Registrant has filed combined financial statements of the business acquired because it represents a more meaningful historical presentation of the financial position and results of operations of the assets and businesses acquired.

             (i)  Combined AFM Balance Sheet as at
                  January 31, 1996 (unaudited)

            (ii)  Combined AFM Statement of Operations
                  for the Nine Months ended January 31, 1996
                  (unaudited)

           (iii)  Combined AFM Statement of Cash Flows as
                  at January 31, 1996 (unaudited)

            (iv) Notes to Combined AFM Financial Statements as at January 31, 1996 (unaudited)

             (v)  Combined AFM Balance Sheet as at April 30, 1995

            (vi) Combined AFM Statement of Income and Equity for the fiscal year ended April 30, 1995

           (vii)  Combined AFM Statement of Cash flows as at
                  April 30, 1995

          (viii) Notes to Combined AFM Financial Statements as at April 30, 1995

Item 7(b)  Pro Forma Financial Information

           Pro Forma Financial Information

            (i) Pro Forma Consolidated Condensed Balance Sheet as at December 31, 1995

           (ii)  Pro Forma Consolidated Condensed Statement of
                 Operations for the Fiscal Year ended
                 December 31, 1995

                 Pro Forma Consolidated Condensed
                          Financial Data

                           (Unaudited)


General

The following unaudited Pro Forma Condensed Consolidated Financial Data are based upon the 1995 Consolidated Balance Sheet and Consolidated Statement of Operations of Raytech Corporation ("Raytech") included in its 1995 Form 10-K and the unaudited Combined Balance Sheet of Advanced Friction materials (d/b/a
AFM), AFM Management Company and The Land and Building at 44650 Merrill, Sterling Heights, Michigan ("Combined AFM") as of January 31, 1996 and the Combined Statement of Operations and Equity of Combined AFM for the twelve months then ended, adjusted to give effect to the Transactions (as defined below).

The unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the Transactions were completed on December 31, 1995.
The unaudited Pro Forma Condensed Statement of Operations assumes the Transactions were completed as of January 1, 1995.

The unaudited Pro Forma Condensed Financial Data do not purport to be indicative of the results that would actually have been obtained if the Transactions had occurred on the dates indicated or of the results that may be obtained in the future. The unaudited Pro Forma Condensed Financial Data are presented for comparative purposes only. The pro forma adjustments, as described in the accompanying data, are based on available information and certain assumptions that management believes are reasonable.

The accompanying unaudited Pro Forma Financial Data assumes allocation of purchase price to assets acquired based upon the stated values included in the various agreements between the parties. Such amounts are preliminary and are subject to revision based upon independent appraisal and other valuation studies.

The Transactions

On January 31, 1996, Raytech Composites, Inc. ("Composites"), a subsidiary of Raytech, and Raybestos Products Company ("RPC"), a subsidiary of Composites, entered into a series of related transactions with Advanced Friction Materials ("AFM") and related entities and persons as follows: Composites acquired a 47% minority share of the common stock of AFM for $9.4 million cash at closing; RPC acquired 100% of the common stock of AFM Management Company, which leases employees to AFM, for $1.0 million, to be paid for on January 31, 1997; RPC acquired the machinery and equipment and certain other operating assets of AFM for $3.5 million cash at closing; RPC committed to acquire land and building utilized in AFM's manufacturing operations (land and building located at 44650 Merrill, Sterling Heights, Michigan) from a principal owner of AFM for $6.6 million, to be consummated on January 31, 1997; RPC loaned AFM $1.3 million cash at closing bearing interest at the prime rate and maturing on January 31, 2003; RPC agreed to acquire AFM's inventory at cost subsequent to closing for approximately $3.0 million. In addition, the parties entered into various other agreements, including supply and technology exchange agreements. Subsequent to the transaction, RPC will supply AFM with products (automobile transmission component parts) manufactured at the Sterling Heights facility. Sales prices between RPC and AFM are established under the terms of the supply agreement entered into at closing. AFM will bear responsibility principally for sales and marketing of the products to original equipment manufacturers. Composites 47% common stock interest in AFM will be accounted for under the equity method.

Raytech Corporation
Pro Forma Consolidated Condensed Balance Sheet
(In thousands)
(Unaudited)

                                                Raytech
                                              December 31,                  Raytech,
                                                  1995       Adjustments   As Adjusted

                   ASSETS:
Current assets:
Cash and cash equivalents                         $19,597    ($3,500) (2)    $2,397
                                                              (9,400) (4)
                                                              (1,300) (5)
                                                              (3,000) (6)

Trade accounts receivable                          17,553                    17,553
Inventories                                        23,573      3,000  (6)    26,573
Other current assets                                5,390                     5,390

  Total current assets                             66,113    (14,200)        51,913

Net property, plant and equipment                  42,202      5,595  (1)    51,297
                                                               3,500  (2)

Investment in equity affiliate                     -             914  (3)    10,314
                                                               9,400  (4)

Other assets                                        6,121      1,300  (5)     7,421

  Total assets                                   $114,436     $6,509       $120,945


                 LIABILITIES:
Current liabilities:
Notes payable and current portion
 of long-term debt                                $31,026                   $31,026
Accounts payable                                    9,388                     9,388
Accrued liabilities                                20,376      5,595  (1)    26,885
                                                                 914  (3)

  Total current liabilities                        60,790      6,509         67,299

Long-term due to Raymark                           18,476                    18,476
Long-term debt                                        242                       242
Postretirement benefits other than pensions         8,253                     8,253
Other long-term liabilities                         7,995                     7,995

  Total liabilities                                95,756      6,509        102,265


            SHAREHOLDERS' EQUITY:

  Total shareholders' equity                       18,680                    18,680

  Total liabilities and shareholders' equity     $114,436     $6,509       $120,945

Notes to Pro Forma Consolidated Balance Sheet (in thousands):

General:
Preliminary amounts allocated to the assets acquired are based upon the acquisition agreements and are subject to revision based upon completion of independent appraisal and other valuation studies.

(1) Purchase of land and building at 44650 Merrill, Sterling Heights, Michigan (AFM's manufacturing facility) on first anniversary of the Transactions. Represents present value of purchase price of $6,120 using a 9% interest factor.
(2) Purchase of AFM machinery, equipment and other fixed assets at closing of the Transactions for cash.
(3) Purchase of 100% of the common stock of AFM Management Company for $1,000 discounted using a 9% interest factor to be paid on the first anniversary of the Transactions.
(4) Purchase of 47% common stock interest in AFM at closing of the Transactions for cash to be accounted for as an equity method investment.
(5) Seven-year interest bearing (prime rate) loan to AFM.
(6) Purchase of AFM inventory at AFM cost subsequent to closing of the Transactions.

Raytech Corporation ("Raytech")
Pro Forma Consolidated Condensed Statement of Operations
(In thousands, except per share data)
(Unaudited)
                                      Raytech        Combined AFM
                                    Year Ended        Year Ended     Pro Forma      Raytech,
                                 December 31, 1995 January 31, 1996  Adjustments   As Adjusted

Net sales                                 $177,498         $28,383    ($2,838)(1)  $203,043
Cost of sales                              128,799          24,338       (247)(5)   152,890

     Gross profit                           48,699           4,045     (2,591)       50,153

Selling, general and administrative
    expenses                               (25,994)         (3,200)     2,767 (2)   (27,064)
                                                                         (352)(5)
                                                                         (285)(6)
Other operating expenses, net               (1,746)                                  (1,746)

     Operating profit                       20,959             845       (461)       21,343

Interest expense, net                       (2,647)         (1,098)     1,098 (3)    (3,258)
                                                                         (611)(8)
                                                                          110 (9)
Other income (expense), net                  5,874                                    5,874

     Income (loss) before provision
        for income taxes                    24,186            (253)       136        24,069

(Provision) benefit for income taxes        (9,009)             83       (130)(7)    (9,056)

Loss from equity affiliate                                               (483)(4)      (483)
Minority interest                             (840)                                    (840)

           Net income (loss)               $14,337           ($170)     $(477)      $13,690

Earnings per common share                    $4.26                                    $4.06

Weighted average shares outstanding      3,369,003                                3,369,003


Notes to Pro Forma Consolidated Condensed Statement of Operations:

   (1)  Portion of net sales to original equipment manufacturers to be retained by AFM for selling and marketing activities.
   (2)  Selling, general and administrative expenses to be retained by AFM in connection with selling and marketing activities.
   (3)  Interest expense of AFM to be retained by AFM.
   (4)  Raytech's equity method interest (47%) in pro forma net loss of AFM.  The pro forma loss assumes no reduction in AFM interest expense or tax benefit on pretax losses.
   (5)  Net adjustment to depreciation expense to reflect Raytech's cost to acquire AFM's machinery and equipment and real property and application of revised useful lives.
   (6)  Amortization of excess purchase price included in Raytech's equity investment in AFM over a forty-year period.
   (7)  To eliminate AFM tax benefit and provide Raytech tax expense at a 40% effective rate on pro forma adjustments to Raytech's operations (excluding equity in AFM losses and amortization of excess purchase price).
   (8)  Accretion of interest expense on amounts payable for AFM Management Company and land and building on the first anniversary of the Transactions.
   (9)  Interest income on $1,300 interest bearing advance to AFM.

            ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                                  AFM MANAGEMENT COMPANY AND
                     THE LAND AND BUILDING AT 44650 MERRILL,
                                  STERLING HEIGHTS, MICHIGAN
                                                    ________

                               COMBINED FINANCIAL STATEMENTS
                                                   UNAUDITED
                                                    ________

                                            JANUARY 31, 1996

      ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                        AFM MANAGEMENT COMPANY
                                 AND
         THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS,
                              MICHIGAN
                              ________

                    COMBINED FINANCIAL STATEMENTS
                             (UNAUDITED)

                              ________

                          JANUARY 31, 1996

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS,
                            MICHIGAN

                          - CONTENTS -






                                                            PAGE
     NUMBER

     Financial Statements:

       Combined Balance Sheet                                1

       Combined Statement of Operations and Equity           2

       Combined Statement of Cash Flows                    3 & 4

       Notes to Combined Financial Statements              5 - 10

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                         AFM MANAGEMENT COMPANY
                                 AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
                         COMBINED BALANCE SHEET
                            JANUARY 31, 1996
                              (UNAUDITED)

                                ASSETS

    CURRENT ASSETS:
      Cash                                                                $   192,096
      Accounts receivable:
        Trade (Note 2)                        $ 6,708,183
        Less allowance for doubtful accounts      (32,133)                  6,676,050
      Note receivable - related company, due
        March 30, 1998                                                        196,429
      Inventories (Notes 1, 2 and 9):
        Raw materials                           3,332,799
        Work in process                           678,631
        Finished goods                            230,546                   4,241,976
      Refundable income tax (Note 7)                                           42,000
      Prepaid expenses                                                        269,897
           Total current assets                                            11,618,448

     PROPERTY AND EQUIPMENT - At cost
      (Notes 1, 2 and 9):
        Machinery and equipment                 7,731,339
        Laboratory equipment                      547,212
        Data processing equipment                 105,624
        Furniture and fixtures                    217,289
        Transportation equipment                  119,258
        Leasehold improvements                    885,476
        Land and building                       3,184,417
                                               12,790,615
        Less accumulated depreciation and
          amortization                          5,387,000                   7,403,615

     OTHER ASSETS:
      Perishable tools                            278,742
      Stock subscription receivable                 1,000
      Patents - net of amortization                 3,962
      Memberships                                   6,750
      Deposits                                    169,839                     460,293

                                                                          $19,482,356

     The accompanying notes are an integral part of the financial statements.


                         LIABILITIES AND STOCKHOLDERS' EQUITY


     CURRENT LIABILITIES:
      Note payable - bank (Note 2)                                        $ 4,833,755
      Current portion of long-term debt (Note 5)                            1,129,988
      Current portion of note payable - officer
        (Note 3)                                                               40,000
      Accounts payable:
        Trade (Note 4)                        $ 2,779,023
        Employees' withheld taxes                 281,596
        Related company (Note 4)                1,146,556                   4,207,175
      Accrued expenses:
        Wages                                     332,516
        Vacation pay                               34,000
        Interest and other                        396,552
        Taxes other than income taxes             233,699                     996,767

              Total current liabilities                                    11,207,685

     NOTE PAYABLE - Officer (Note 3)                                        1,290,000

     LONG-TERM DEBT (Note 5)                                                6,145,883

     DEFERRED INCOME TAX (Note 7)                                             470,000

     STOCKHOLDERS' EQUITY:
      Common stock - $1 par value:
        Authorized - 50,000 shares
        Issued and outstanding - 1,000 shares       1,000
      Common stock - $1 par value:
        Authorized - 50,000 shares
        Issued and outstanding - 4,488 shares       4,488
      Capital in excess of par value               49,240
      Distribution in excess of recorded
        capital (Note 6)                       (2,019,112)
      Retained earnings/owners' equity          2,333,172                     368,788

                                                                          $19,482,356

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
                COMBINED STATEMENT OF OPERATIONS
           FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                           (UNAUDITED)






     SALES                                                                $20,788,059

     COST OF SALES                                                         18,267,031

     GROSS PROFIT                                                           2,521,028

     GENERAL AND ADMINISTRATIVE EXPENSES                                    2,495,492

     OPERATING INCOME                                                          25,536

     OTHER INCOME (EXPENSE) - Interest                                       (845,617)

     LOSS BEFORE INCOME TAX BENEFIT                                          (820,081)

     INCOME TAX BENEFIT (Note 7)                                             (196,000)

     NET LOSS                                                             $  (624,081)

     The accompanying notes are an integral part of the financial statements.


            ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                       AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
                COMBINED STATEMENT OF CASH FLOWS
           FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                           (UNAUDITED)




CASH FLOWS FROM OPERATING ACTIVITIES:
 Cash received from customers                     $20,848,013
 Cash paid to suppliers and employees             (20,274,185)
 Interest paid                                       (555,055)
 Income taxes paid                                   (100,000)
        Net cash to operating activities                          $   (81,227)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of equipment and perishable tools       (1,321,832)
 Decrease in deposits                                (130,239)
        Net cash to investing activities                            (1,452,071)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from long-term debt - net                 1,799,067
 Distribution of equity                               (86,750)
        Net cash from financing activities                           1,712,317

NET DECREASE IN CASH                                                   179,019

CASH BALANCE:
 Balance - May 1, 1995                                                  13,077

 Balance - January 30, 1996                                        $   192,096

The accompanying notes are an integral part of the financial statements.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
          COMBINED STATEMENT OF CASH FLOWS - CONTINUED
           FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                           (UNAUDITED)




  RECONCILIATION OF NET LOSS TO NET CASH TO OPERATING ACTIVITIES

NET LOSS                                                         $  (624,081)
Adjustments to reconcile net loss to net cash
   to operating activities -
     Depreciation and amortization                $   709,478
 Changes in assets and liabilities:
   Decrease in accounts receivable                     59,954
   Increase in inventory                             (927,405)
   Increase in prepaid expenses                      (218,900)
   Increase in accounts payable                       810,170
   Decrease in federal income taxes                  (400,000)
   Increase in deferred taxes                         104,000
   Increase in accrued expenses                       405,557        542,854

NET CASH TO OPERATING ACTIVITIES                                 $   (81,227)

The accompanying notes are an integral part of the financial statements.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
             NOTES TO COMBINED FINANCIAL STATEMENTS
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         This summary of significant accounting policies of Advanced Friction Materials Company (d/b/a AFM), AFM Management Company and the Land and Building at 44650 Merrill, Sterling Heights, Michigan is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         Business Activity

         The companies apply a process which adheres friction material to metal machine parts. These parts are mainly used in the automotive industry.

         Equipment and Improvements

         Equipment and improvements are carried at cost. Major replacements and refurbishings are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently.

         Depreciation and Amortization

         Depreciation and amortization of buildings, leasehold improvements and automobiles is calculated by use of straight-line and accelerated methods over useful lives of 3 to 39 years.

         Inventories

         Inventories are valued at the lower of cost (first-in, first-out) or market value.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:

         Income Taxes

         Effective May 1, 1993, the Company adopted SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax bases of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities. Income taxes are based on income reported for financial statement purposes which differs from income reported for tax purposes principally because of the methods of recognizing depreciation expense and vacation expense. Deferred income taxes have been provided for timing differences.

         Research and Development Costs

         The Company maintains the policy of charging research and development costs to expense as they occur.


NOTE 2 - NOTE PAYABLE - BANK:

         Note payable - bank, due on demand under a line of credit agreement. Interest only payments are due monthly at the prevailing prime rate.
         A security interest in all assets of the Company including, but not limited to, accounts receivable, contract rights, general intangibles, inventory, equipment and proceeds thereof, have been pledged as collateral.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 2 - NOTE PAYABLE - BANK - CONTINUED:

         Per a security agreement dated December 5, 1985, the line of credit can be accelerated should the Company or the Company's stockholders, who own the facilities being leased to the Company, default under any present or future loan agreements with the bank.


NOTE 3 - NOTE PAYABLE - OFFICER:

         Note payable - officer, interest is stated at prime rate plus 1%. A principal payment of $40,000, plus interest, is due at April 30, 1996. Beginning April 30, 1997, annual payments of $250,000 are payable, plus interest. The entire amount of principal and interest is due in full by April 30, 2001. The note is secured by a security agreement and subordinated to note payable - bank.


NOTE 4 - RELATED PARTY TRANSACTIONS:

         The Company sells and purchases a portion of its materials to/from an entity related through common ownership. Sales for the period ended January 30, 1996, were approximately $325,000. Purchases for the period ended January 30, 1996, were approximately $1,255,000. Amounts due to the entity at year end were $1,144,712.


NOTE 5 - LONG-TERM DEBT:

         Note payable - bank, term loans, principal and
         interest payments of $30,189 are due monthly.
         Interest is stated at the bank's prime rate.
         The notes mature July 1997 and are secured by
         land and building.                                 $2,483,899

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 5 - LONG-TERM DEBT - CONTINUED:

         Note payable - bank, term loan dated April 1995.
         Principal payments of $13,333, plus interest at
         prime, due monthly.  The note matures May 2000,
         and is secured by heat treat equipment.               729,123

         Note payable - bank, term loan dated February
         1995.  Principal payments of $35,714, plus
         interest at 1/2% above prime, due monthly, due
         through February 2000.                              2,627,414

         Notes payable - bank, various term loans.
         Principal payments of approximately $27,000,
         plus interest at 1/2% above prime, due monthly,
         due through 2000.                                   1,435,435
                                                             7,275,871
         Less current portion                                1,129,988

         Long-term debt                                     $6,145,883

         Maturities of long-term debt are as follows:

         Year ending January 30:
          1996                                              $1,129,988
          1997                                               1,149,988
          1998                                               3,245,923
          1999                                               1,164,000
          2000 and thereafter                                  585,972

                                                            $7,275,871

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 6 - STOCK REPURCHASE:

         On February 16, 1990, the Company redeemed the stock of a 49% stockholder. For purposes of the redemption, the Board of Directors valued the assets and liabilities of the Corporation at "fair valuation", as permitted under the Michigan Business Corporation Act. While the amount of stockholders' equity exceeded the cost of the stock, based on the valuation permitted by the Michigan Business Corporation Act, the amount of the redemption exceeded the stockholders' equity as recorded under generally accepted accounting principles at the time of the redemption. The amount shown as retained earnings is the amount accumulated since the date of the redemption.


NOTE 7 - INCOME TAXES:

         Deferred income taxes are provided for timing differences between financial statements and income tax reporting. The deferred income tax asset arises principally from the use of the straight-line depreciation method for financial reporting purposes and the accelerated cost recovery depreciation method for income tax purposes and nondeductible accrued vacation pay.

         The provision for federal income taxes consists of the following:

          Taxes currently refundable                         $(300,000)
          Deferred tax expense                                 104,000

                                                             $(196,000)


NOTE 8 - MERGER OF SSW HOLDINGS, INC.:

         On April 1, 1995, the Company completed a merger with its parent company, SSW Holdings, Inc. (SSW). Stockholders of SSW exchanged their stock for an equal number of shares of Company stock, which was held by SSW. The transaction was accounted for as a purchase and was not material to the financial position or results of operations of the Company as of January 30, 1996.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                        JANUARY 31, 1996
                           (UNAUDITED)




NOTE 9 - AGREEMENT TO SELL ASSETS:

         On January 31, 1996, all machinery and equipment, furniture and fixtures and leasehold improvements were sold to another corporation for $3,800,000. The agreement also calls for the inventory to be sold to the same corporation at cost.

         On January 31, 1996, an agreement was signed to sell the land and building for $6,600,000 to another corporation. The agreement calls for the closing to take place January 30, 1997.

         On January 31, 1996, the stockholders sold 47% of their stock to a corporation for $9,400,000.

            ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                                  AFM MANAGEMENT COMPANY AND
                     THE LAND AND BUILDING AT 44650 MERRILL,
                                  STERLING HEIGHTS, MICHIGAN
                                                    ________

                           COMBINED FINANCIAL STATEMENTS AND
                                INDEPENDENT AUDITORS' REPORT
                                                    ________

                                              APRIL 30, 1995

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS,
                            MICHIGAN
                            ________

                 COMBINED FINANCIAL STATEMENTS
                              AND
                  INDEPENDENT AUDITORS' REPORT
                            ________

                         APRIL 30, 1995

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS,
                            MICHIGAN

                          - CONTENTS -





                                                               PAGE NUMBER

     Independent Auditors' Report                                        1


     Financial Statements:

             Combined Balance Sheet                                      2

             Combined Statement of Income and Equity                     3

             Combined Statement of Cash Flows                        4 & 5

             Notes to Combined Financial Statements                 6 - 10

                   Independent Auditors' Report


To the Board of Directors
Advanced Friction Materials Company (d/b/a AFM),
AFM Management Company and
the Land and Building at 44650 Merrill, Sterling Heights, Michigan Sterling Heights, Michigan



We have audited the accompanying balance sheet of ADVANCED FRICTION MATERIALS COMPANY (D/B/A AFM) AFM MANAGEMENT COMPANY AND THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN as of April 30, 1995, and the related statements of income and stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ADVANCED FRICTION MATERIALS COMPANY (D/B/A AFM) AFM MANAGEMENT
COMPANY AND THE LAND AND BUILDING AT 44650 MERRILL, STERLING
HEIGHTS, MICHIGAN at April 30, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



PERRIN, FORDREE & COMPANY, P.C.


March 25, 1996

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
                     COMBINED BALANCE SHEET
                         APRIL 30, 1995


                              ASSETS

CURRENT ASSETS:
      Cash                                                        $    13,077
      Accounts receivable:
        Trade (Note 2)                             $ 6,916,219
        Less allowance for doubtful accounts           (32,133)     6,884,086
        Note receivable - related company, due
        March 31, 1998                                                 48,347
        Inventories (Notes 1 and 2):
        Raw materials                                1,751,517
        Work in process                              1,327,498
        Finished goods                                 235,556      3,314,571
        Prepaid expenses                                               50,997
             Total current assets                                  10,311,078

PROPERTY AND EQUIPMENT - At cost
      (Notes 1 and 2):
        Machinery and equipment                      6,488,660
        Laboratory equipment                           547,212
        Data processing equipment                      105,624
        Furniture and fixtures                         196,181
        Transportation equipment                       119,258
        Land, building and leasehold improvements    4,011,848
                                                    11,468,783
        Less accumulated depreciation and
          amortization                               4,680,672      6,788,111

OTHER ASSETS:
      Perishable tools                                 278,742
      Stock subscription receivable                      1,000
      Patents - net of amortization                      7,112
      Memberships                                        6,750
      Deposits                                          39,600        333,204

                                                                  $17,432,393

The accompanying notes are an integral part of the financial statements.

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Note payable - bank (Note 2)                                $ 4,000,000
      Current portion of long-term debt (Note 6)                      779,808
      Current portion of note payable - officer
        (Note 3)                                                       40,000
      Accounts payable:
        Trade (Note 4)                             $ 2,921,820
        Employees' withheld taxes                      255,811
        Related company (Note 4)                       219,374      3,397,005
        Accrued expenses:
        Wages                                          146,060
        Vacation pay                                    82,845
        Interest and other                             158,264
        Federal income taxes                           358,000
        Taxes other than income taxes                  204,041        949,210

              Total current liabilities                             9,166,023

NOTE PAYABLE - Officer (Note 3)                                     1,290,000

LONG-TERM DEBT (Note 6)                                             5,530,751

DEFERRED INCOME TAX (Note 8)                                          366,000

STOCKHOLDERS' EQUITY:
      Common stock - $1 par value:
        Authorized - 50,000 shares
        Issued and outstanding - 1,000 shares            1,000
      Common stock - $1 par value:
        Authorized - 50,000 shares
        Issued and outstanding - 4,488 shares            4,488
      Capital in excess of par value                    49,240
      Distribution in excess of recorded
        capital (Note 7)                            (2,019,112)
      Retained earnings/owners' equity               3,044,003      1,079,619

                                                                  $17,432,393

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
            COMBINED STATEMENT OF INCOME AND EQUITY
           FOR THE TWELVE MONTHS ENDED APRIL 30, 1995







SALES                                                          $29,072,951

COST OF SALES                                                   23,782,542

GROSS PROFIT                                                     5,290,409

GENERAL AND ADMINISTRATIVE EXPENSES                              2,996,008

OPERATING INCOME                                                 2,294,401

OTHER INCOME (EXPENSE):
  Interest                                     $  (916,588)
  Gain on the sale of fixed assets                  14,228        (902,360)

INCOME BEFORE INCOME TAXES                                       1,392,041

INCOME TAXES (Note 8)                                              436,420

NET INCOME                                                         955,621

RETAINED EARNINGS/OWNERS' EQUITY:
  Balance - May 1, 1994                                          2,088,382

  Balance - April 30, 1995                                     $ 3,044,003


The accompanying notes are an integral part of the financial statements.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
                COMBINED STATEMENT OF CASH FLOWS
                   YEAR ENDED APRIL 30, 1995





CASH FLOWS FROM OPERATING ACTIVITIES:
 Cash received from customers                     $28,551,206
 Cash paid to suppliers and employees             (25,687,141)
 Interest paid                                       (859,009)
 Income taxes paid                                   (577,097)
        Net cash from operating activities                         $ 1,427,959

CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from the sale of assets                      16,358
 Purchases of equipment and perishable tools       (2,259,021)
 Decrease in deposits                                  15,900
        Net cash to investing activities                            (2,226,763)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from note payable - bank, net             1,340,000
 Payment of long-term debt                         (4,534,754)
 Proceeds from long-term debt                       3,800,000
 Merger of SSW Holdings, Inc.                             952
        Net cash from financing activities                             606,198

NET DECREASE IN CASH                                                  (192,606)

CASH BALANCE:
 Balance - May 1, 1994                                                 205,683

 Balance - April 30, 1995                                          $    13,077


The accompanying notes are an integral part of the financial statements.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
          COMBINED STATEMENT OF CASH FLOWS - CONTINUED
                   YEAR ENDED APRIL 30, 1995





RECONCILIATION OF NET INCOME TO NET CASH FROM OPERATING ACTIVITIES

NET INCOME                                                      $  955,621
 Adjustments to reconcile net income to net cash
   from operating activities:
     Depreciation and amortization                $   732,899
     Gain on the sale of assets                       (14,228)
 Changes in assets and liabilities:
   Increase in accounts receivable                   (521,745)
   Increase in inventory                             (736,099)
   Decrease in prepaid expenses                        59,766
   Increase in accounts payable                     1,110,595
   Decrease in federal income taxes                  (203,677)
   Increase in deferred taxes                          63,000
   Decrease in accrued expenses                       (18,173)     472,338

NET CASH FROM OPERATING ACTIVITIES                             $ 1,427,959


                 SCHEDULE OF NONCASH TRANSACTIONS

NOTE RECEIVABLE ASSUMED UNDER MERGER OF SSW HOLDINGS, INC.     $    47,347

LIABILITY ASSUMED UNDER MERGER OF SSW HOLDINGS, INC.           $    37,832

The accompanying notes are an integral part of the financial statements.

        ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
             NOTES TO COMBINED FINANCIAL STATEMENTS
                         APRIL 30, 1995




     NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

             This summary of significant accounting policies of Advanced Friction Materials Company (d/b/a AFM), AFM Management Company and the Land and Building at 44650 Merrill, Sterling Heights, Michigan is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

             Business Activity

             The companies apply a process which adheres friction material to metal machine parts. These parts are mainly used in the automotive industry.

             Equipment and Improvements

             Equipment and improvements are carried at cost. Major replacements and refurbishings are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently.

             Depreciation and Amortization

             Depreciation and amortization of buildings, office furniture, leasehold improvements, automobiles and equipment is calculated by use of straight-line and accelerated methods over useful lives of 3 to 39 years.

             Inventories

             Inventories are valued at the lower of cost (first-in, first-out) or market value.

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                         APRIL 30, 1995




     NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:

              Income Taxes

              Effective May 1, 1993, the Company adopted SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax bases of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities. Income taxes are based on income reported for financial statement purposes which differs from income reported for tax purposes principally because of the methods of recognizing depreciation expense and vacation expense. Deferred income taxes have been provided for timing differences.

              Research and Development Costs

              The Company maintains the policy of charging research and development costs to expense as they occur.


     NOTE 2 - NOTE PAYABLE - BANK:

              Note payable - bank, due on demand under a line of credit agreement. Interest only payments are due monthly at the prevailing prime rate. A security interest in all assets of the Company including, but not limited to, accounts receivable, contract rights, general intangibles, inventory, equipment and proceeds thereof, have been pledged as collateral.

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                         APRIL 30, 1995




     NOTE 2 - NOTE PAYABLE - BANK - CONTINUED:

              Per a security agreement dated December 5, 1985, the line of credit can be accelerated should the Company or the Company's stockholders, who own the facilities being leased to the Company, default under any present or future loan agreements with the bank.


     NOTE 3 - NOTE PAYABLE - OFFICER:

              Note payable - officer, interest is stated at prime rate plus 1%. Principal payments of $40,000, plus interest, are due at April 30, 1995 and 1996. Beginning April 30, 1997, annual payments of $250,000 are payable, plus interest. The entire amount of principal and interest is due in full by April 30, 2001. The note is secured by a security agreement and subordinated to note payable - bank.


     NOTE 4 - RELATED PARTY TRANSACTIONS:

              The Company purchases outside manufacturing processing and services from a supplier owned 50% by the Company's majority stockholder. The Company had approximately $350,000 of purchases from the related party during the year. Amounts due to the related party included in accounts payable at April 30, 1995, were $170,392.

              In addition, the Company sells and purchases a portion of its materials to/from an entity related through common ownership. Sales for the year ended April 30, 1995, were approximately $1,580,000. Purchases for the year ended April 30, 1995, were approximately $1,660,000. Amounts due to the entity at year end were $217,530.


     NOTE 5 - PROFIT SHARING PLAN:

              The Company had a profit sharing plan covering salaried employees in 1994. The Plan was terminated and the employees' balances were distributed in June 1994.

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                         APRIL 30, 1995




     NOTE 6 - LONG-TERM DEBT:

              Note payable - bank, term loan dated April 1995.
              Principal payments of $13,333, plus interest at
              prime, due monthly.  The note matures May 2000,
              and is secured by heat treat equipment.            $  796,578

              Note payable - bank, term loan, principal
              payments of $22,003, plus interest at prime,
              due monthly.  The note matures July 1997 and
              is secured by land and building.                    2,585,409

              Note payable - bank, term loan dated February
              1995.  Principal payments of $35,714, plus
              interest at 1/2% above prime, due monthly, due
              through February 2000.                              2,928,572

                                                                  6,310,559
              Less current portion                                  779,808

              Long-term debt                                     $5,530,751

              Maturities of long-term debt are as follows:

              Year ending April 30:
                1996                                             $  779,808
                1997                                                848,432
                1998                                              3,058,084
                1999                                                835,614
                2000                                                788,621

                                                                 $6,310,559

     ADVANCED FRICTION MATERIALS COMPANY (d/b/a AFM),
                     AFM MANAGEMENT COMPANY
                              AND
     THE LAND AND BUILDING AT 44650 MERRILL, STERLING HEIGHTS, MICHIGAN
       NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
                         APRIL 30, 1995




     NOTE 7 - STOCK REPURCHASE:

              On February 16, 1990, the Company redeemed the stock of a 49% stockholder. For purposes of the redemption, the Board of Directors valued the assets and liabilities of the Corporation at "fair valuation", as permitted under the Michigan Business Corporation Act. While the amount of stockholders' equity exceeded the cost of the stock, based on the valuation permitted by the Michigan Business Corporation Act, the amount of the redemption exceeded the stockholders' equity as recorded under generally accepted accounting principles at the time of the redemption. The amount shown as retained earnings is the amount accumulated since the date of the redemption.


     NOTE 8 - INCOME TAXES:

              Deferred income taxes are provided for timing differences between financial statements and income tax reporting. The deferred income tax liability arises principally from the use of the straight-line depreciation method for financial reporting purposes and the accelerated cost recovery depreciation method for income tax purposes.

              The provision for federal income taxes consists of the following:

              Current provision                                   $358,000
              Deferred provision                                    78,420

                                                                  $436,420


     NOTE 9 - MERGER OF SSW HOLDINGS, INC.:

              On April 1, 1995, the Company completed a merger with its parent company, SSW Holdings, Inc. (SSW). Stockholders of SSW exchanged their stock for an equal number of shares of Company stock, which was held by SSW. The transaction was accounted for as a purchase and was not material to the financial position or results of operations of the Company as of April 30, 1995.

                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                  RAYTECH CORPORATION



                                  By: /s/LEGRANDE L. YOUNG
                                      Vice President, Secretary
                                      and General Counsel


Dated:  April 12, 1996